Exhibit 99.1

ESCROW AGREEMENT

This Escrow Agreement, dated as of this 23rd day of February, 2010 (this “Escrow Agreement”), is entered into by and among YRC Worldwide Inc., a Delaware corporation with its principal executive offices currently located at 10990 Roe Avenue, Overland Park, Kansas 66211 (the “Company”), each of the investors listed under the heading “Buyer” on the signature pages hereto (individually, a “Buyer,” and collectively, the “Buyers,” and together with the Company, the “Parties,” and individually, a “Party”), and U.S. Bank National Association, as escrow agent (the “Escrow Agent”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Purchase Agreement (as defined below).

RECITALS:

A.    The Company and the Buyers have entered into a Note Purchase Agreement, dated as of February 11, 2010 (the “Purchase Agreement”), by and among the Company, the Buyers and certain subsidiaries of the Company party thereto, pursuant to which the Buyers have agreed to purchase from the Company, and the Company has agreed to sell to the Buyers, an aggregate principal amount of Seventy Million Dollars ($70,000,000) of a new series of senior unsecured convertible notes of the Company titled 6% Convertible Senior Notes due 2014, in the form attached as Exhibit A to the Purchase Agreement (collectively, the “Notes”).

B.    Pursuant to the terms of the Purchase Agreement, the purchase and sale of the Notes is structured to occur in two closings, subject to the conditions set forth in the Purchase Agreement, such that: (i) upon the satisfaction (or waiver) of certain closing conditions set forth in the Purchase Agreement, the Buyers will purchase an aggregate of Forty-Nine Million Eight Hundred Thousand Dollars ($49,800,000) in principal amount of the Notes (the “First Closing”), and (ii) provided that certain additional closing conditions set forth in the Purchase Agreement are satisfied (or waived), the Buyers will thereafter purchase an additional Twenty Million Two Hundred Thousand Dollars ($20,200,000) in aggregate principal amount of the Notes (the “Second Closing”).

C.    The Purchase Agreement contemplates that all of the foregoing funds will be placed in escrow pending consummation of the First Closing and/or the Second Closing, and that the Parties and the Escrow Agent will execute this Escrow Agreement which will govern, among other things, the deposit, investment and release of the such funds escrowed by the Buyers with the Escrow Agent hereunder.

In consideration of the promises and agreements of the Parties and the Escrow Agent, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties and the Escrow Agent agree as follows:

ARTICLE 1

ESCROW DEPOSIT

Section 1.1.    Receipt of Escrow Property. At least one Business Day prior to the First Closing Date, each Buyer shall promptly cause a wire transfer of immediately available funds (U.S.

dollars) in an amount representing the total of the amounts set forth opposite each Buyer’s name in Columns (3) and (4) of the Schedule of Buyers attached as Annex I to the Purchase Agreement and attached hereto as Exhibit D, which amounts total an aggregate of Seventy Million Dollars ($70,000,000) (the “Escrow Property”), to be deposited with the Escrow Agent. It is expressly agreed and understood that the Escrow Property shall, until distributed pursuant to the terms hereof, constitute assets of the Buyers; provided, however, that the Escrow Agent shall not distribute any Escrow Property except as expressly provided in this Escrow Agreement or pursuant to any order of a court of competent jurisdiction with respect to the disbursement of Escrow Property.

Section 1.2.    Investments.

(a)    The Escrow Agent is authorized and directed to deposit, transfer, hold and invest the Escrow Property and any investment income thereon as set forth in Exhibit A hereto, or as set forth in any subsequent joint written instruction signed by each of the Parties. Any investment earnings and income on the Escrow Property shall become part of the Escrow Property, and shall be disbursed in accordance with Section 1.3(b)(ii) or Section 1.3(b)(iii), as applicable.

(b)    The Escrow Agent is hereby authorized and directed to sell or redeem any such investments as it deems necessary to make any payments or distributions required under this Escrow Agreement. The Escrow Agent shall have no responsibility or liability for any loss which may result from any investment or sale of investment made pursuant to this Escrow Agreement. The Escrow Agent is hereby authorized, in making or disposing of any investment permitted by this Escrow Agreement, to deal with itself (in its individual capacity) or with any one or more of its affiliates, whether it or any such affiliate is acting as agent of the Escrow Agent or for any third person or dealing as principal for its own account. The Parties acknowledge that the Escrow Agent is not providing investment supervision, recommendations, or advice.

Section 1.3.    Disbursements.

(a)    With respect to each Closing, the Escrow Agent shall continue to hold the Escrow Property in escrow in accordance with and subject to this Escrow Agreement, from the date of its receipt of the Escrow Property until the earlier of: (x) the Closing Date to which such portion of the Escrow Property applies, in which case, such portion of the Escrow Property shall be distributed in accordance with Section 1.3(b); or (y) the Escrow Termination Date (notice of which shall be given to the Escrow Agent by the Buyers in accordance with the terms and conditions of the Purchase Agreement), in which case, any remaining Escrow Property (including, for the avoidance of doubt, all investment earnings and income) shall be returned to the Buyers in accordance with the written instructions of the Buyers, which instructions shall be delivered to the Escrow Agent by the Buyers promptly thereafter and which shall include the Buyers’ wire transfer instructions. In the case of the Escrow Termination Date, if the Escrow Agent has not received written wire transfer instructions from any Buyer before the thirtieth (30th) day after the Escrow Termination Date, then the Escrow Agent may, in its sole and absolute discretion, either (A) deposit that portion of the Escrow Property to be returned to such Buyer in a court of competent jurisdiction on written notice to such Buyer and the Escrow Agent shall thereafter have no further liability with respect to such deposited funds, or (B) continue to hold such portion of the Escrow Property pending receipt of written wire transfer instructions from such Buyer or an order from a court of competent jurisdiction, and in case of clauses (A) and (B), the fees and expenses of the Escrow Agent may be deducted from such portion of the Escrow Property.

(b)    Release of Escrow upon Closing or Termination of Purchase Agreement. The Escrow Agent, in its capacity as escrow agent hereunder, shall, at the applicable Closing or upon the termination of the Purchase Agreement, as the case may be, release that portion of the Escrow Property attributable to such Closing or termination, as the case may be, in accordance with the following:

(i)    in the case of the First Closing, if any, pursuant to the written instructions from the Buyers stating that the First Closing shall be consummated, in which case, the Escrow Agent shall immediately release to (A) the Company (or any third party as directed by the Company), that portion of the Escrow Property constituting the aggregate “Purchase Price” as set forth opposite each Buyer’s name in Column (3) of the Schedule of Buyers attached to the Purchase Agreement, less (i) fees payable to the Escrow Agent under Section 3.4 of this Escrow Agreement, and (ii) the amounts set forth in the following clauses (B) through (D), inclusive, (B) The Bank of New York (as successor-in-interest to JPMorgan Chase Bank, National Association, successor by merger to Bank One, NA, as successor-in-interest to NBD Bank), in its capacity as trustee (the “8.5% Notes Trustee”) under the indenture governing the 8.5% Notes due April 15, 2010 (the “8.5% Notes”) issued by YRC Regional Transportation, Inc. (formerly, USFreightways Corporation), in respect of all principal and accrued and unpaid interest on the 8.5% Notes and all amounts due to the 8.5% Notes Trustee, (C) the Financial Advisors, $2,530,000 in payment of the Financial Advisor Fees, (D) Buyer Counsel, the fees payable to Buyer Counsel under Section 5(g) of the Purchase Agreement, (E) such person (the “Designated Payee”) designated by the Buyers in respect of reimbursement obligations and fees incurred by the Buyers (in addition to fees due to Buyer Counsel under clause (D) above) under Section 5(g) of the Purchase Agreement, (F) fees due to U.S. Bank National Association in its capacity as trustee under the indenture governing the Notes (the “New Notes Trustee”) and (G) fees due to counsel for the New Notes Trustee (“Trustee Counsel”); for the avoidance of doubt, such instructions shall be in the form of Exhibit E attached hereto and shall identify the time and date of the First Closing and the aggregate amount payable to each of the Company (or such third party as directed by the Company), the 8.5% Notes Trustee, the Financial Advisors, Buyer Counsel, the Designated Payee, the New Notes Trustee and Trustee Counsel, and shall also include wire transfer instructions for each such disbursement;

(ii)    in the case of the Second Closing, if any, pursuant to the written instructions from the Buyers stating that the Second Closing shall be consummated, in which case, the Escrow Agent shall immediately release to (A) the Company (or any third party as directed by the Company), the balance of the Escrow Property, less the amount set forth in the following clause (B), and (B) Deutsche Bank Trust Company, in its capacity as trustee (the “5% Notes Trustee”) under the indenture governing the

Company’s 5.0% Net Share Settled Contingent Convertible Senior Notes due 2023, to satisfy the Company’s obligations, if any, under Section 5(e)(i)(x) of the Purchase Agreement; for the avoidance of doubt, such instructions shall be in the form of Exhibit F attached hereto and shall identify the time and date of the Second Closing, the aggregate amount payable to the 5% Notes Trustee (it being understood that the Company shall receive all of the remaining Escrow Property after taking into account the disbursement to the 5% Notes Trustee), and shall also include wire transfer instructions for each such disbursement; and

(iii)    in the case of a termination of the Purchase Agreement pursuant to Section 9 of the Purchase Agreement, pursuant to the written instructions from the Buyers stating that the Purchase Agreement has terminated, the Escrow Agent shall immediately release to each Buyer its pro rata share of all of the remaining Escrow Property based on such Buyer’s respective portion of the “Purchase Price” deposited with the Escrow Agent pursuant to Section 1.1 hereof; for the avoidance of doubt, such instructions shall identify the time and date of such disbursements and, shall also include wire transfer instructions for each Buyer.

Section 1.4.    Income Tax Allocation and Reporting.

(a)    The Parties agree that, for tax reporting purposes, all interest and other income from investment of the Escrow Property shall, as of the end of each calendar year and to the extent required by the Internal Revenue Service, be reported as having been earned by the Company, whether or not such income was disbursed during such calendar year; provided, however, if any Closing shall not occur and the balance of the Escrow Property is returned to the Buyers pursuant to Section 1.5, such investment earnings and income shall be deemed to be the property of the Buyers and not of the Company for tax purposes to the extent each Buyer receives its pro rata share of such earnings and income based on each Buyer’s portion of the “Purchase Price” deposited with the Escrow Agent pursuant to Section 1.1 hereof.

(b)    Prior to the First Closing, the Parties shall provide the Escrow Agent with certified tax identification numbers by furnishing appropriate forms W-9 or W-8 and such other forms and documents that the Escrow Agent may request. The Parties understand that if such tax reporting documentation is not provided and certified to the Escrow Agent, the Escrow Agent may be required by the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder, to withhold a portion of any interest or other income earned on the investment of the Escrow Property.

(c)    To the extent that the Escrow Agent becomes liable for the payment of any taxes in respect of income derived from the investment of the Escrow Property, the Escrow Agent shall satisfy such liability to the extent possible from the Escrow Property. The Parties, jointly and severally, shall indemnify, defend and hold the Escrow Agent harmless from and against any tax, late payment, interest, penalty or other cost or expense that may be assessed against the Escrow Agent on or with respect to the Escrow Property and the investment thereof unless such tax, late payment, interest, penalty or other expense was directly caused by the gross negligence or willful misconduct of the Escrow Agent. The indemnification provided by this Section 1.4(c) is in addition to the indemnification provided in Section 3.1 and shall survive the resignation or removal of the Escrow Agent and the termination of this Escrow Agreement.

Section 1.5.    Termination. Upon the disbursement of all of the Escrow Property, including any interest and investment earnings thereon, this Escrow Agreement shall automatically terminate and be of no further force and effect, except that the provisions of Sections 1.4(c), 3.1 and 3.2 hereof shall survive termination.

ARTICLE 2

DUTIES OF THE ESCROW AGENT

Section 2.1.    Scope Of Responsibility. Notwithstanding any provision to the contrary, the Escrow Agent is obligated only to perform the duties specifically set forth in this Escrow Agreement, which shall be deemed purely ministerial in nature. Under no circumstances will the Escrow Agent be deemed to be a fiduciary to any Party or any other person under this Escrow Agreement. The Escrow Agent will not be responsible or liable for the failure of any Party to perform in accordance with this Escrow Agreement. The Escrow Agent shall neither be responsible for, nor chargeable with, knowledge of the terms and conditions of any other agreement, instrument, or document other than this Escrow Agreement, whether or not an original or a copy of such agreement has been provided to the Escrow Agent; and the Escrow Agent shall have no duty to know or inquire as to the performance or nonperformance of any provision of any such agreement, instrument, or document. References in this Escrow Agreement to any other agreement, instrument, or document are for the convenience of the Parties, and the Escrow Agent has no duties or obligations with respect thereto. This Escrow Agreement sets forth all matters pertinent to the escrow contemplated hereunder, and no additional obligations of the Escrow Agent shall be inferred or implied from the terms of this Escrow Agreement or any other agreement.

Section 2.2.    Attorneys and Agents. The Escrow Agent shall be entitled to rely on and shall not be liable for any action taken or omitted to be taken by the Escrow Agent in accordance with the advice of counsel or other professionals retained or consulted by the Escrow Agent. The Escrow Agent shall be reimbursed as set forth in Section 3.1 for any and all compensation (fees, expenses and other costs) paid and/or reimbursed to such counsel and/or professionals. The Escrow Agent may perform any and all of its duties through its agents, representatives, attorneys, custodians, and/or nominees.

Section 2.3.    Reliance. The Escrow Agent shall not be liable for any action taken or not taken by it in accordance with the direction or consent of the Parties or their respective agents, representatives, successors, or assigns. The Escrow Agent shall not be liable for acting or refraining from acting upon any notice, request, consent, direction, requisition, certificate, order, affidavit, letter, or other paper or document believed by it to be genuine and correct and to have been signed or sent by the proper person or persons, without further inquiry into the person’s or persons’ authority. Concurrent with the execution of this Escrow Agreement, the Parties shall deliver to the Escrow Agent authorized signers’ forms substantially in the form of Exhibits B-1 and Exhibit B-2 to this Escrow Agreement (it being understood, for the avoidance of doubt, that each Party may modify or supplement its applicable form to add additional authorized signers).

Section 2.4.    Right Not Duty Undertaken. The permissive rights of the Escrow Agent to do things enumerated in this Escrow Agreement shall not be construed as duties.

Section 2.5.    No Financial Obligation. No provision of this Escrow Agreement shall require the Escrow Agent to risk or advance its own funds or otherwise incur any financial liability or potential financial liability in the performance of its duties or the exercise of its rights under this Escrow Agreement.

ARTICLE 3

PROVISIONS CONCERNING THE ESCROW AGENT

Section 3.1.    Indemnification. The Parties, jointly and severally, shall indemnify, defend and hold harmless the Escrow Agent from and against any and all loss, liability, cost, damage and expense, including, without limitation, attorneys’ fees and expenses or other professional fees and expenses which the Escrow Agent may suffer or incur by reason of any action, claim or proceeding brought against the Escrow Agent, arising out of or relating in any way to this Escrow Agreement or any transaction to which this Escrow Agreement relates, unless such loss, liability, cost, damage or expense shall have been finally adjudicated to have been directly caused by the willful misconduct or gross negligence of the Escrow Agent. The provisions of this Section 3.1 shall survive the resignation or removal of the Escrow Agent and the termination of this Escrow Agreement.

Section 3.2.    Limitation of Liability. THE ESCROW AGENT SHALL NOT BE LIABLE, DIRECTLY OR INDIRECTLY, FOR ANY (I) DAMAGES, LOSSES OR EXPENSES ARISING OUT OF THE SERVICES PROVIDED HEREUNDER, OTHER THAN DAMAGES, LOSSES OR EXPENSES WHICH HAVE BEEN FINALLY ADJUDICATED TO HAVE DIRECTLY RESULTED FROM THE ESCROW AGENT’S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT, OR (II) SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES OR LOSSES OF ANY KIND WHATSOEVER (INCLUDING WITHOUT LIMITATION LOST PROFITS), EVEN IF THE ESCROW AGENT HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH LOSSES OR DAMAGES AND REGARDLESS OF THE FORM OF ACTION.

Section 3.3.    Resignation or Removal. The Escrow Agent may resign by furnishing written notice of its resignation to the Parties, and the Parties may remove the Escrow Agent by furnishing to the Escrow Agent a joint written notice of its removal along with payment of all fees and expenses to which it is entitled through the date of termination. Such resignation or removal, as the case may be, shall be effective thirty (30) days after the delivery of such notice or upon the earlier appointment of a successor, and the Escrow Agent’s sole responsibility thereafter shall be to safely keep the Escrow Property and to deliver the same to a successor escrow agent as shall be appointed by the Parties, as evidenced by a joint written notice filed with the Escrow Agent or in accordance with a court order. If the Parties have failed to appoint a successor escrow agent prior to the expiration of thirty (30) days following the delivery of such notice of resignation or removal, the Escrow Agent may petition any court of competent jurisdiction for the appointment of a successor escrow agent or for other appropriate relief, and any such resulting appointment shall be binding upon the Parties.

Section 3.4.    Compensation. The Escrow Agent shall be entitled to compensation for its services as stated in the fee schedule attached hereto as Exhibit C, which compensation shall be paid from the Escrow Property. The fee agreed upon for the services rendered hereunder is intended as full compensation for the Escrow Agent’s services as contemplated by this Escrow Agreement; provided, however, that in the event that the conditions for the disbursement of funds under this Escrow Agreement are not fulfilled, or the Escrow Agent renders any service not contemplated in this Escrow Agreement, or there is any assignment of interest in the subject matter of this Escrow Agreement, or any material modification hereof, or if any material controversy arises hereunder, or the Escrow Agent is made a party to any litigation pertaining to this Escrow Agreement or the subject matter hereof, then the Escrow Agent shall be compensated for such extraordinary services and reimbursed for all costs and expenses, including reasonable attorneys’ fees and expenses, occasioned by any such delay, controversy, litigation or event. If any amount due to the Escrow Agent hereunder is not paid within thirty (30) days of the date due, the Escrow Agent in its sole discretion may charge interest on such amount up to the highest rate permitted by applicable law. The Escrow Agent shall have, and is hereby granted, a prior lien upon the Escrow Property with respect to its unpaid fees, non-reimbursed expenses and unsatisfied indemnification rights, superior to the interests of any other persons or entities and is hereby granted the right to set off and deduct any unpaid fees, non-reimbursed expenses and unsatisfied indemnification rights from the Escrow Property.

Section 3.5.    Disagreements. If any conflict, disagreement or dispute arises between, among, or involving any of the parties hereto concerning the meaning or validity of any provision hereunder or concerning any other matter relating to this Escrow Agreement, or the Escrow Agent is in doubt as to the action to be taken hereunder, the Escrow Agent may, at its option, retain the Escrow Property until the Escrow Agent (i) receives a final non-appealable order of a court of competent jurisdiction or a final non-appealable arbitration decision directing delivery of the Escrow Property, (ii) receives a written agreement executed by each of the parties involved in such disagreement or dispute directing delivery of the Escrow Property, in which event the Escrow Agent shall be authorized to disburse the Escrow Property in accordance with such final court order, arbitration decision, or agreement, or (iii) files an interpleader action in any court of competent jurisdiction, and upon the filing thereof, the Escrow Agent shall be relieved of all liability as to the Escrow Property and shall be entitled to recover attorneys’ fees, expenses and other costs incurred in commencing and maintaining any such interpleader action. The Escrow Agent shall be entitled to act on any such agreement, court order, or arbitration decision without further question, inquiry, or consent.

Section 3.6.    Merger or Consolidation. Any corporation or association into which the Escrow Agent may be converted or merged, or with which it may be consolidated, or to which it may sell or transfer all or substantially all of its corporate trust business and assets as a whole or substantially as a whole, or any corporation or association resulting from any such conversion, sale, merger, consolidation or transfer to which the Escrow Agent is a party, shall be and become the successor escrow agent under this Escrow Agreement and shall have and succeed to the rights, powers, duties, immunities and privileges as its predecessor, without the execution or filing of any instrument or paper or the performance of any further act.

Section 3.7.    Attachment of Escrow Property; Compliance with Legal Orders. In the event that any Escrow Property shall be attached, garnished or levied upon by any court order, or the delivery thereof shall be stayed or enjoined by an order of a court, or any order, judgment or decree shall be made or entered by any court order affecting the Escrow Property, the Escrow Agent is hereby expressly authorized, in its sole discretion, to respond as it deems appropriate or to comply with all writs, orders or decrees so entered or issued, or which it is advised by legal counsel of its own choosing is binding upon it, whether with or without jurisdiction. In the event that the Escrow Agent obeys or complies with any such writ, order or decree it shall not be liable to any of the Parties or to any other person, firm or corporation, should, by reason of such compliance notwithstanding, such writ, order or decree be subsequently reversed, modified, annulled, set aside or vacated.

Section 3.8    Force Majeure. The Escrow Agent shall not be responsible or liable for any failure or delay in the performance of its obligation under this Escrow Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control, including, without limitation, acts of God; earthquakes; fire; flood; wars; acts of terrorism; civil or military disturbances; sabotage; epidemic; riots; interruptions, loss or malfunctions of utilities, computer (hardware or software) or communications services; accidents; labor disputes; acts of civil or military authority or governmental action; it being understood that the Escrow Agent shall use commercially reasonable efforts which are consistent with accepted practices in the banking industry to resume performance as soon as reasonably practicable under the circumstances.

ARTICLE 4

MISCELLANEOUS

Section 4.1.    Successors and Assigns. This Escrow Agreement shall be binding on and inure to the benefit of the Parties and the Escrow Agent and their respective successors and permitted assigns. No other persons shall have any rights under this Escrow Agreement. No assignment of the interest of any of the Parties shall be binding unless and until written notice of such assignment shall be delivered to the other Parties and the Escrow Agent and shall require the prior written consent of the other Parties and the Escrow Agent.

Section 4.2.    Escheat. The Parties are aware that under applicable state law, property which is presumed abandoned may under certain circumstances escheat to the applicable state. The Escrow Agent shall have no liability to the Parties, their respective heirs, legal representatives, successors and assigns, or any other party, should any or all of the Escrow Property escheat by operation of law.

Section 4.3.    Notices. All notices, requests, demands, and other communications required under this Escrow Agreement shall be in writing, in English, and shall be deemed to have been duly given if delivered (i) personally, (ii) by facsimile transmission with written confirmation of receipt, (iii) by overnight delivery with a reputable national overnight delivery service, or (iv) by mail or by certified mail, return receipt requested, and postage prepaid. If any notice is mailed, it shall be deemed given five business days after the date such notice is deposited in the United States mail. If notice is given to a party, it shall be given at the address for such party set forth below. It shall be the responsibility of the Parties to notify the Escrow Agent and the other

Parties in writing of any name or address changes. In the case of communications delivered to the Escrow Agent, such communications shall be deemed to have been given on the date received by the Escrow Agent.

If to the Company:

YRC Worldwide Inc.

10990 Roe Avenue

Overland Park, Kansas 66211

Telephone:    (913) 696-6100

Facsimile:     (913) 696-6116

Attention:     Chief Financial Officer

With a copy to (for information purposes only):

Kirkland & Ellis LLP

300 North LaSalle Street

Chicago, Illinois 60654

Telephone:    (312) 862-2232

Facsimile:     (312) 862-2200

Attention:     Dennis M. Myers, P.C.

If to a Buyer:

To its address and facsimile number set forth on the Schedule of Buyers attached to the Purchase Agreement, with copies to such Buyer’s representatives as set forth in Column (5) of such Schedule of Buyers.

In each case, with a copy to (for informational purposes only):

Lowenstein Sandler PC

1251 Avenue of the Americas

New York, New York 10020

Telephone:    (212) 262-6700

Facsimile:     (212) 262-7402

Attention:     Steven E. Siesser, Esq.

If to the Escrow Agent:

U.S. Bank National Association

One U.S. Bank Plaza

Mail Code: SL-MO-T6CT

St. Louis, Missouri 63101

Telephone:    (314) 418-3943

Facsimile:     (314) 418-1225

Attention:     Brian J. Kabbes, Vice President

Section 4.4.    Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Escrow Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York.

Section 4.5.    Entire Agreement. This Escrow Agreement and the agreements specifically referred to herein constitute the entire agreement among the parties hereto with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, among the parties hereto with respect to the subject matter hereof. The Escrow Agent shall be bound only by this Escrow Agreement. To the extent this Escrow Agreement is inconsistent with any other document, this Escrow Agreement shall control.

Section 4.6.    Amendment. This Escrow Agreement may be amended, modified, superseded, rescinded, or canceled only by a written instrument executed by the Parties and the Escrow Agent.

Section 4.7.    Waivers. The failure of any party to this Escrow Agreement at any time or times to require performance of any provision under this Escrow Agreement shall in no manner affect the right at a later time to enforce the same performance. A waiver by any party to this Escrow Agreement of any such condition or breach of any term, covenant, representation, or warranty contained in this Escrow Agreement, in any one or more instances, shall neither be construed as a further or continuing waiver of any such condition or breach nor a waiver of any other condition or breach of any other term, covenant, representation, or warranty contained in this Escrow Agreement.

Section 4.8.    Headings. Section headings of this Escrow Agreement have been inserted for convenience of reference only and shall in no way restrict or otherwise modify any of the terms or provisions of this Escrow Agreement.

Section 4.9.    Counterparts. This Escrow Agreement may be executed in one or more counterparts, each of which when executed shall be deemed to be an original, and such counterparts shall together constitute one and the same instrument.

Section 4.10.    Security Advice Waiver. The parties hereto acknowledge that to the extent regulations of the Comptroller of the Currency or other applicable regulatory entity grant them the right to receive brokerage confirmations for certain security transactions as they occur, they specifically waive receipt of such confirmations to the extent permitted by law. The Escrow Agent will furnish the Parties periodic cash transaction statements that include detail for all investment transactions made by the Escrow Agent.

Section 4.11.    Patriot Act. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. For a non-individual person such as a business entity, a charity, a trust, or other legal entity, the Escrow Agent requires documentation to verify its formation and existence as a legal entity. The Escrow Agent may ask to see financial statements, licenses, identification and authorization documents from individuals claiming authority to represent the entity or other relevant documentation. The Parties acknowledge that a portion of the identifying information set forth herein is being requested by the Escrow Agent in connection with the USA PATRIOT Act, Pub.L. 107-56 (the “Act”), and the Parties agree to provide any additional information requested by the Escrow Agent in connection with the Act or any similar legislation or regulation to which Escrow Agent is subject in a timely manner.

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IN WITNESS WHEREOF, the Company, each Buyer and the Escrow Agent has caused its respective signature page to this Escrow Agreement to be duly executed as of the date first written above.

COMPANY: YRC WORLDWIDE INC.

By:
Name:
Title:

[Signature Pages to Escrow Agreement]

IN WITNESS WHEREOF, the Company, each Buyer and the Escrow Agent has caused its respective signature page to this Escrow Agreement to be duly executed as of the date first written above.

BUYER: ARISTEIA MASTER, L.P.
By:	Aristeia Capital, L.L.C., its Investment Manager

By:
Name:
Title:

By:
Name:
Title:

[Signature Pages to Escrow Agreement]

IN WITNESS WHEREOF, the Company, each Buyer and the Escrow Agent has caused its respective signature page to this Escrow Agreement to be duly executed as of the date first written above.

BUYER: INVESTCORP SILVERBACK ARBITRAGE MASTER FUND LIMITED By: Silverback Asset Management, LLC, its Investment Manager

By:
Name:
Title:

BUYER: INVESTCORP SILVERBACK OPPORTUNISTIC CONVERTIBLE MASTER FUND LIMITED By: Silverback Asset Management, LLC, its Investment Manager

By:
Name:
Title:

[Signature Pages to Escrow Agreement]

IN WITNESS WHEREOF, the Company, each Buyer and the Escrow Agent has caused its respective signature page to this Escrow Agreement to be duly executed as of the date first written above.

BUYER: ALDEN GLOBAL DISTRESSED OPPORTUNITIES FUND, L.P. By: Alden Global Distressed Opportunities Fund GP, LLC, its General Partner

By:
Name:
Title:

[Signature Pages to Escrow Agreement]

IN WITNESS WHEREOF, the Company, each Buyer and the Escrow Agent has caused its respective signature page to this Escrow Agreement to be duly executed as of the date first written above.

ESCROW AGENT: U.S. Bank National Association, as Escrow Agent

By:

Name:

Title:

[Signature Pages to Escrow Agreement]

EXHIBIT A

U.S. BANK NATIONAL ASSOCIATION

MONEY MARKET ACCOUNT AUTHORIZATION

DESCRIPTION AND TERMS

The U.S. Bank Money Market account is a U.S. Bank National Association (“U.S. Bank”) interest-bearing money market deposit account designed to meet the needs of U.S. Bank’s Corporate Trust Services Escrow Group and other Corporate Trust customers of U.S. Bank. Selection of this investment includes authorization to place funds on deposit and invest with U.S. Bank.

U.S. Bank uses the daily balance method to calculate interest on this account (actual/365 or 366). This method applies a daily periodic rate to the principal balance in the account each day. Interest is accrued daily and credited monthly to the account. Interest rates are determined at U.S. Bank’s discretion, and may be tiered by customer deposit amount.

The owner of the account is U.S. Bank as Agent for its trust customers. U.S. Bank’s trust department performs all account deposits and withdrawals. Deposit accounts are FDIC Insured per Buyer, as determined under FDIC Regulations, up to applicable FDIC limits.

AUTOMATIC AUTHORIZATION

In the absence of specific written direction to the contrary, U.S. Bank is hereby directed to invest and reinvest proceeds and other available moneys in the U.S. Bank Money Market Account. The U.S. Bank Money Market Account is a permitted investment under the operative documents and this authorization is the permanent direction for investment of the moneys until notified in writing of alternate instructions.

EXHIBIT B-1

Certificate as to Authorized Signatures

The specimen signatures shown below are the specimen signatures of the individuals who have been designated as authorized representatives of YRC Worldwide Inc. and are authorized to initiate and approve transactions of all types for the escrow account or accounts established under the Escrow Agreement to which this Exhibit B-1 is attached, on behalf of YRC Worldwide Inc.

Name / Title	Specimen Signature

Name Title	Signature

Name Title	Signature

Name Title	Signature

Name Title	Signature

EXHIBIT B-2

Certificate as to Authorized Signatures

The specimen signatures shown below are the specimen signatures of the individuals who have been designated as authorized representatives of Aristeia Capital, L.L.C., in its capacity as Investment Manager of ARISTEIA MASTER, L.P., and are authorized to initiate and approve transactions of all types for the escrow account or accounts established under the Escrow Agreement to which this Exhibit B-2 is attached, on behalf of ARISTEIA MASTER, L.P.

Name / Title	Specimen Signature

Name Title	Signature

Name Title	Signature

Name Title	Signature

Name Title	Signature

EXHIBIT B-2

Certificate as to Authorized Signatures

The specimen signatures shown below are the specimen signatures of the individuals who have been designated as authorized representatives of Silverback Asset Management, LLC, in its capacity as Investment Manager of each of INVESTCORP SILVERBACK ARBITRAGE MASTER FUND LIMITED and INVESTCORP SILVERBACK OPPORTUNISTIC CONVERTIBLE MASTER FUND LIMITED, and are authorized to initiate and approve transactions of all types for the escrow account or accounts established under the Escrow Agreement to which this Exhibit B-2 is attached, on behalf of each of INVESTCORP SILVERBACK ARBITRAGE MASTER FUND LIMITED and INVESTCORP SILVERBACK OPPORTUNISTIC CONVERTIBLE MASTER FUND LIMITED.

Name / Title	Specimen Signature

Name Title	Signature

Name Title	Signature

Name Title	Signature

Name Title	Signature

EXHIBIT B-2

Certificate as to Authorized Signatures

The specimen signatures shown below are the specimen signatures of the individuals who have been designated as authorized representatives of Alden Global Distressed Opportunities Fund GP, LLC, in its capacity as General Partner of ALDEN GLOBAL DISTRESSED OPPORTUNITIES FUND, L.P., and are authorized to initiate and approve transactions of all types for the escrow account or accounts established under the Escrow Agreement to which this Exhibit B-2 is attached, on behalf of ALDEN GLOBAL DISTRESSED OPPORTUNITIES FUND, L.P.

Name / Title	Specimen Signature

Name Title	Signature

Name Title	Signature

Name Title	Signature

Name Title	Signature